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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)   FEBRUARY 3, 1999
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PW PREFERRED YIELD FUND II, L.P.
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(Exact name of registrant as specified in its charter)



DELAWARE                                 0-22300                    84-1180783
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(State or other jurisdiction of        (Commission                (IRS Employer
incorporation or organization)         File Number)      Identification Number)


88 BROAD STREET, BOSTON, MASSACHUSETTS 02110
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(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code  (617) 854-5800
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(Former name or former address, if changed since last report.)






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                        PW PREFERRED YIELD FUND II, L.P.
                                    FORM 8-K

                                                                     Page 2 of 3

ITEM 4.  OTHER EVENTS

On February 3, 1999 the Registrant notified PricewaterhouseCoopers LLP ("PwC") that they were dismissed as the Registrant's independent auditor.

The reports of PwC on the Registrant's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change auditors was approved by the General Partners.

The Registrant and PwC have not, in connection with the audit of the Registrant's financial statements for each of the prior two years ended December 31, 1997 and 1996 or for any subsequent interim period prior to and including September 30, 1998, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports.

On February 3, 1999, the Registrant appointed Ernst & Young LLP as its independent accountant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              16         Copy of Letter from PricewaterhouseCoopers LLP



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                                                                     Page 3 of 3

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        PW PREFERRED YIELD FUND II, L.P.
                                  (Registrant)


By: /S/ STEPHEN R. DYER                              Date:  FEBRUARY 3, 1999
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    Stephen R. Dyer
    President and Director of
    General Equipment Management II, Inc.


By: /S/ GARY D. ENGLE                                Date:  FEBRUARY 3, 1999
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    Gary D. Engle
    Vice President and Director of
    AFG Leasing VII Incorporated, the
    sole General Partner of Pembroke
    Financial Limited Partnership